                                                                    EXHIBIT 10.5

                     SANTA ANITA REALTY ENTERPRISES, INC.
                      NONSTATUTORY STOCK OPTION AGREEMENT

       THIS AGREEMENT (the "Agreement") is dated as of the 1st day of April, 1996, by and between Santa Anita Realty Enterprises, Inc., a Delaware corporation (the "Company") and William C. Baker (the "Optionee").

                                  W I T N E S S E T H:

       WHEREAS, on March 29, 1996, the Company's Board of Directors has granted to the Optionee, effective as of April 1, 1996, (the "Award Date") a nonstatutory option (the "Option") to purchase all or any part of an aggregate of 135,756 shares of common stock (the "Aggregate Grant"), $0.10 par value, of the Company (the "Common Stock"), upon the terms and conditions set forth herein, the grant of which options are contingent upon the Company's shareholders' approval.

       NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

       1.    Defined Terms. The Option hereunder is not being issued pursuant to
             -------------
the Company's 1995 Share Award Plan (the "1995 Plan"). However, for ease of reference capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Company's 1995 Share Award Plan.

       2.    Grant of Option. The Company has granted to the Optionee as a
             ---------------
matter of separate inducement and agreement in connection with his or her employment, and not in lieu of any salary or other compensation for his or her services, the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the Aggregate Grant at a price of $14.04 per share, exercisable from time to time subject to the provisions of this Agreement prior to the close of business on a date not later than the day before the tenth anniversary of the Award Date (the "Expiration Date"). Such price is at least 100% of the Fair Market Value of the Common Stock on the Award Date.

       3.    Exercisability of Option. The Option may be exercised from time
             ------------------------
to time and for the number of shares as follows: 50% of the Aggregate Grant on the first anniversary of the Award Date and an additional 50% of the Aggregate Grant on the second anniversary of the Award Date.

       Notwithstanding the foregoing, if, during the term of this Agreement, the Optionee dies or incurs a Total Disability, or if the Optionee's employment is terminated without Cause, or if the Optionee voluntarily terminates employment for Good Reason, each outstanding Option granted to the Optionee shall become exercisable, and the total number of shares subject thereto shall be purchasable immediately. As used herein, the terms "Cause" and "Good Reason" shall have the meaning assigned to them in the employment agreement between Optionee and the Company.

       To the extent the Optionee does not in any year purchase all or any part of the shares to which the Employee is entitled, the Optionee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 10 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

       4.   Change in Control Event.
            -----------------------

          (a) Notwithstanding any provisions in this Agreement to the contrary, each outstanding Option granted to the Optionee shall become exercisable, and the total number of shares subject thereto shall be purchasable immediately, upon a "Change in Control Event" (as that term is defined in the Company's 1995 Share Award Plan).

          (b) Notwithstanding subsection (a), the exercise date of Options granted hereunder shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of
Section 280G of the Code to come into effect. In the event that all of an Optionee's Options are not accelerated, the Optionee may request independent verification of the Committee's calculations with respect to the application of
Section 280G. In such case, the Committee will provide to the Optionee within 15 business days after such a request an opinion from a nationally recognized accounting firm selected by Optionee (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any decrease in the acceleration of Options hereunder is necessary to avoid the limits of Section 280G and shall contain supporting calculations. The cost of such opinion shall be paid for by the Company.

          (c) This Section 4 shall be effective from April 1, 1996 through September 30, 1997 and may not be amended or terminated during such period except pursuant to an instrument in writings executed by all of the parties hereto. Notwithstanding the preceding sentence, the Board of Directors of the Company may, in its sole discretion and for any reason, provide written notice of termination or amendment (effective as of the then applicable expiration date, but not with respect to a Change in Control Event occurring on or before such expiration date) to Optionee no later than six months before the expiration date of this Section 4. If written notice is not so provided, this Section 4 shall be automatically extended for a period of 60 months past the expiration date. This Section 4 shall continue to be automatically extended for an additional 60 months at the end of such 60-month period and each succeeding 60-month period unless notice is given in the manner described in this Section 4.

       5.    Issuance of Santa Anita Operating Company Stock.
             -----------------------------------------------

          (a) The Option shall not be exercisable unless the Optionee submits evidence satisfactory to the Company that a number of shares of the common stock of Santa Anita Operating Company ("Operating Stock") equal to the number of shares of Common Stock to be received upon exercise of all or a portion of the Option will, and are able to, be purchased by or are available to the Optionee, such that upon exercise the Optionee will receive or hold an equal number of shares of Common Stock and Operating Stock. The Optionee shall purchase the unpaired shares of Operating Stock at their Fair Market Value at the time the Option is exercised, which value shall be determined pursuant to the Pairing Agreement between the Company and Santa Anita Operating Company then in effect. The Optionee shall be required to pair such unpaired shares of Operating Stock with the Optionee's shares of Common Stock.

          (b) In connection with the Optionee's purchase of Operating Stock in accordance with clause (a), the Company shall pay to the Optionee as additional compensation an amount equal to the excess, if any of (1) the purchase price of such Operating Stock over (2) the Fair Market Value of such Operating Stock on the Award Date. Payment of such amount, less any applicable withholding, shall be made to the Optionee no later than 10 business days after the date of purchase of such Operating Stock and exercise of the Option.

       6.    Method of Exercise of Option and Payment of Purchase Price. Subject
             ----------------------------------------------------------
to such further limitations and rules or procedures as the Committee may from time to time establish, the exercise of all or any portion of the Option shall be by means of written notice of exercise delivered to the Company, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required by Section 14 of this Agreement and payment of the purchase price according to the following terms:

            (a) in cash, electronic funds transfer or by check payable to the order of the Company;

            (b) by notice and third party payment in such manner as may be authorized by the Committee;

            (c) subject to the Committee's ability in its absolute discretion to deny such request and upon receipt of all necessary regulatory approvals, the Optionee may request that the Optionee deliver in payment of a portion or all of the purchase price, other already-owned shares of Common Stock (whether obtained through the exercise of Options or otherwise), which shares of Common Stock shall be valued at the then Fair Market Value. The Committee's consent is required prior to the Optionee's use, pursuant to this clause, of Common Stock which he has held less than six months. If the Committee permits delivery of Common Stock to pay the purchase price, the Common Stock held six months or more may be used without consent of the Committee; or

          (d) subject to the Committee's ability in its absolute discretion to deny such request, the Optionee may request that shares of Common Stock that would otherwise be deliverable with a Fair Market Value equal to the purchase price of the Common Stock being purchased be withheld in payment of the purchase price.

          (e) The Optionee shall in all cases be required to purchase the number of unpaired shares of Operating Stock such that the Optionee will receive or hold, upon exercising the Option, an equal number of shares of Common Stock as Operating Stock, which shares shall then be paired by the Optionee.

       7.    Continuance of Employment. Nothing contained in this Agreement
             -------------------------
shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with the rights of the Company, which are hereby expressly reserved, to reduce the Optionee's compensation from the rate in existence at any time or to terminate the Optionee's employment for any reason. The preceding sentence is subject, however, to the terms of any employment agreement between the Optionee and the Company.

       8.    Effect of Termination of Relationship.
             -------------------------------------

          (a) To the extent the Option is exercisable on the date the Optionee ceases to be employed by the Company, the Option shall be exercisable by Optionee (or, in the event of Optionee's death, his Beneficiary) for a period ending March 31, 2001. On or after April 1, 2001, the Option shall only be exercisable if Optionee is then employed by the Company. In no event, however, may the Option be exercised after the Expiration Date.

          (b) If Optionee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 8 to be a termination of employment described in subsection (a) in respect of Optionee.

          (c) Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section.

     9. Non-Assignability of Option. Subject to the provisions of Section 8
        ---------------------------
above, the Option and the rights and privileges conferred hereby are not transferable or assignable and may not be offered, sold, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process. Except as provided by this Agreement, the Option may be exercised only by (i) the Optionee, during the Optionee's lifetime, or (ii) to the extent provided by Section 8, by his transferees by will or under the laws of descent and distribution, or (iii) by a person designated pursuant to a QDRO. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee or such transferees may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

     10.  Adjustment and Termination of Option Under Certain Circumstances.
          ----------------------------------------------------------------

          (a) If the outstanding shares of Common Stock or the outstanding shares of Operating Company Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Company or of Operating Company, as the case may be, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Common Stock or the outstanding shares of Operating Company Stock, through a reorganization or merger in which the Company or Operating Company, as the case may be, is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Company or of Operating Company, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or the Operating Company Stock or a sale of substantially all the assets of the Company or of Operating Company as an entirety which in the judgment of the Committee materially affects the Common Stock or the Operating Company Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (A) the number and kind of shares of Common Stock that may be delivered under this Agreement or (B) the exercise price per share under this Agreement; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of the Agreement or the cash, securities or property deliverable to the holder of the Agreement based upon the distribution or consideration payable to holders of Common Stock or to holders of Operating Company Stock upon or in respect of such event. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Optionee to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

          (b) Section 6.2(c) of the 1995 Plan is incorporated by reference. As permitted by Section 6.2(c) of the 1995 Plan, the Option shall terminate upon the occurrence of certain corporate reorganizations in which the Company is not the survivor.

     11.  Notices. Any notice to be given under the terms of this Agreement
          -------
shall be in writing and addressed to the Secretary of the Company at its principal office, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath the Optionee's signature hereto or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

      12.  Shareholder Approval. The Option and all rights of Optionee
           --------------------
thereunder are contingent upon and subject to shareholder approval of this Agreement. The Optionee acknowledges that the Option and all rights of the Optionee hereunder are contingent upon shareholder approval.

      13.  Option is Plan. To the extent that Common Stock is issued under this
           --------------
Agreement, this Agreement shall be regarded as a stock option plan adopted by the Company. To the extent that Optionee purchases Operating Stock from Santa Anita Operating Company ("Operating Company") in connection with the issuance of Common Stock under this Agreement, the purchase of such shares of

Operating Stock shall be treated as occurring pursuant to a separate stock option plan of Operating Company.

     14.  Compliance with Laws. The granting and vesting of the Option under
          --------------------
this Agreement and the offer, issuance and delivery of Paired Shares (or Common Stock) pursuant to this Option are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws (including, but not limited to, registration and qualification requirements thereunder) and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Agreement shall be subject to such restrictions, and the Optionee shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand as of the day and year first above written.

                                    SANTA ANITA REALTY ENTERPRISES, INC.

                                    By:  /s/ Thomas P. Mullaney
                                         -------------------------------------
                                         Thomas P. Mullaney
                                         Chairman of the Compensation Committee


                                    OPTIONEE

                                    /s/ William C. Baker
                                    ------------------------------------------
                                    (Signature)

                                    William C. Baker
                                    -------------------------------------------
                                    (Print Name)

                                    3 Lochmoor Lane
                                    -------------------------------------------
                                    (Address)

                                    Newport Beach, CA 92660
                                    -------------------------------------------
                                    (City, State, Zip Code)

                                    ###-##-####
                                    -------------------------------------------
                                    (Social Security Number)

                             CONSENT OF SPOUSE
                             -----------------

      In consideration of the execution of the foregoing Nonstatutory Stock Option Agreement by Santa Anita Realty Enterprises, Inc., I, Janice H. Baker,
                                                             ---------------
the spouse of the Optionee herein named, do hereby join with my spouse in executing the foregoing Nonstatutory Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Date:   4-1-96                                 /s/ Janice H. Baker
     ------------                              ------------------------
                                               Signature of Spouse